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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 2003

                                PAXAR CORPORATION
             (Exact name of registrant as specified in its charter)


            NEW YORK                          0-5610                        13-5670050
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
         incorporation)                                                        No.)
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            105 CORPORATE PARK DRIVE
             WHITE PLAINS, NEW YORK                                   10604
    (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      Exhibit 99.1 -- Paxar Corporation Press Release, issued May 13, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

On May 13, 2003, Paxar Corporation ("Paxar") issued a press release announcing that on May 12, 2003, Arthur Hershaft was elected as Paxar's President and Chief
Executive Officer, and Paul J. Griswold resigned from those offices and as a director. A copy of Paxar's press release is attached to this report as Exhibit
99.1 and incorporated by reference.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAXAR CORPORATION
                                          (Registrant)


Date: May 13, 2003                        By: /s/ Jack R. Plaxe
                                              ----------------------------------
                                                  Jack R. Plaxe
                                                  Executive Vice President
                                                  and Chief Financial Officer